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                                                                    EXHIBIT 99.5


Jan-2002                             1995-C                               Page 1



                     MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                  SERIES 1995-C
                         CC MASTER CREDIT CARD TRUST II
               (Formerly Chevy Chase Master Credit Card Trust II)



RECEIVABLES
-----------

Beginning of the Month Principal Receivables:                  $2,770,988,318.32
Beginning of the Month Finance Charge Receivables:               $148,890,576.71
Beginning of the Month Discounted Receivables:                             $0.00
Beginning of the Month Total Receivables:                      $2,919,878,895.03

Removed Principal Receivables:                                             $0.00
Removed Finance Charge Receivables:                                        $0.00
Removed Total Receivables:                                                 $0.00

Additional Principal Receivables:                                          $0.00
Additional Finance Charge Receivables:                                     $0.00
Additional Total Receivables:                                              $0.00

Discounted Receivables Generated this Period:                              $0.00

End of the Month Principal Receivables:                        $2,713,239,181.93
End of the Month Finance Charge Receivables:                     $146,779,029.04
End of the Month Discounted Receivables:                                   $0.00
End of the Month Total Receivables:                            $2,860,018,210.97

Special Funding Account Balance                                            $0.00
Aggregate Invested Amount (all Master Trust II Series)         $1,850,000,000.00
End of the Month Transferor Amount                               $863,239,181.93
End of the Month Transferor Percentage                                    31.82%

DELINQUENCIES AND LOSSES
------------------------

End of the Month Delinquencies:

     30-59 Days Delinquent                                        $64,856,478.76
     60-89 Days Delinquent                                        $52,293,062.01
     90+ Days Delinquent                                          $95,806,017.67

     Total 30+ Days Delinquent                                   $212,955,558.44
     Delinquent Percentage                                                 7.45%

Defaulted Accounts During the Month                               $18,329,963.19
Annualized Default Percentage                                              7.94%

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Jan-2002                             1995-C                               Page 2


Principal Collections                                            $336,310,135.51
Principal Payment Rate                                                    12.14%

Total Payment Rate                                                        13.04%

INITIAL INVESTED AMOUNTS
     Class A Initial Invested Amount                             $322,000,000.00
     Class B Initial Invested Amount                              $28,000,000.00
                                                                 ---------------
TOTAL INITIAL INVESTED AMOUNT                                    $350,000,000.00

INVESTED AMOUNTS
     Class A Invested Amount                                     $368,000,000.00
     Class B Invested Amount                                      $32,000,000.00
                                                                 ---------------
TOTAL INVESTED AMOUNT                                            $400,000,000.00

FLOATING ALLOCATION PERCENTAGE                                            14.44%

PRINCIPAL ALLOCATION PERCENTAGE                                           14.44%

MONTHLY SERVICING FEE                                                $500,000.00

INVESTOR DEFAULT AMOUNT                                            $2,645,982.02

CLASS A AVAILABLE FUNDS
-----------------------

CLASS A FLOATING ALLOCATION PERCENTAGE                                    92.00%

     Class A Finance Charge Collections                            $6,361,280.42
     Other Amounts                                                         $0.00

TOTAL CLASS A AVAILABLE FUNDS                                      $6,361,280.42

     Class A Monthly Interest                                        $659,128.89
     Class A Servicing Fee                                           $460,000.00
     Class A Investor Default Amount                               $2,434,303.46

TOTAL CLASS A EXCESS SPREAD                                        $2,807,848.07

REQUIRED AMOUNT                                                            $0.00

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Jan-2002                             1995-C                               Page 3


CLASS B AVAILABLE FUNDS
-----------------------

CLASS B FLOATING ALLOCATION PERCENTAGE                                     8.00%

     Class B Finance Charge Collections                              $553,154.79
     Other Amounts                                                         $0.00

TOTAL CLASS B AVAILABLE FUNDS                                        $553,154.79

     Class B Monthly Interest                                         $60,760.00
     Class B Servicing Fee                                            $40,000.00

TOTAL CLASS B EXCESS SPREAD                                          $452,394.79

EXCESS SPREAD
-------------

TOTAL EXCESS SPREAD                                                $3,260,242.86

     Excess Spread Applied to Required Amount                              $0.00

     Excess Spread Applied to Class A Investor Charge Offs                 $0.00

     Excess Spread Applied to Class B Interest,
     Servicing Fee, and Default Amount                               $211,678.56

     Excess Spread Applied to Class B Reductions of
     Class B Investe                                                       $0.00

     Excess Spread Applied to Monthly Cash Collateral Fee             $28,933.33

     Excess Spread Applied to Cash Collateral Account                      $0.00

     Excess Spread Applied to Reserve Account                              $0.00

     Excess Spread Applied to other amounts owed to
     Cash Collateral Depositor                                           $175.65

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE FOR
GROUP I                                                            $3,019,455.32

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Jan-2002                             1995-C                               Page 4


EXCESS FINANCE CHARGE COLLECTIONS -- GROUP I
--------------------------------------------

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL SERIES
IN GROUP I                                                        $13,859,546.57

SERIES 1995-C EXCESS FINANCE CHARGE COLLECTIONS
-----------------------------------------------

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO
SERIES 1995-C                                                              $0.00

    Excess Finance Charge Collections applied to
    Required Amount                                                        $0.00

    Excess Finance Charge Collections applied to
    Class A Investor Charge Offs                                           $0.00

    Excess Finance Charge Collections applied to
    Class B Interest, Servicing Fee, and Default Items                     $0.00

    Excess Finance Charge Collections applied to Reductions of
    Class B Invested Amount                                                $0.00

    Excess Finance Charge Collections applied to
    Monthly Cash Collateral Fee                                            $0.00

    Excess Finance Charge Collections applied to
    Cash Collateral Account                                                $0.00

    Excess Finance Charge Collections applied to
    Reserve Account                                                        $0.00

    Excess Finance Charge Collections applied to
    other amounts owed Cash Collateral Depositor                           $0.00

YIELD AND BASE RATE
-------------------

    Base Rate (Current Month)                                              4.09%
    Base Rate (Prior Month)                                                4.17%
    Base Rate (Two Months Ago)                                             4.35%
                                                                          ------
THREE MONTH AVERAGE BASE RATE                                              4.20%

    Portfolio Yield (Current Month)                                       12.81%
    Portfolio Yield (Prior Month)                                         11.99%
    Portfolio Yield (Two Months Ago)                                      12.87%
                                                                          ------
THREE MONTH AVERAGE PORTFOLIO YIELD                                       12.55%

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Jan-2002                             1995-C                               Page 5


PRINCIPAL COLLECTIONS
---------------------

CLASS A PRINCIPAL PERCENTAGE                                              92.00%

    Class A Principal Collections                                 $44,663,533.61

CLASS B PRINCIPAL PERCENTAGE                                               8.00%

    Class B Principal Collections                                  $3,883,785.52

TOTAL PRINCIPAL COLLECTIONS                                       $48,547,319.13

INVESTOR DEFAULT AMOUNT                                            $2,645,982.02

REALLOCATED PRINCIPAL COLLECTIONS                                          $0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE
FROM OTHER SERIES                                                          $0.00

CLASS A ACCUMULATION
    Controlled Accumulation Amount                                         $0.00
    Deficit Controlled Accumulation Amount                                 $0.00
CONTROLLED DISTRIBUTION AMOUNT                                             $0.00

CLASS B ACCUMULATION
    Controlled Accumulation Amount                                         $0.00
    Deficit Controlled Accumulation Amount                                 $0.00
CONTROLLED DISTRIBUTION AMOUNT                                             $0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR
PRINCIPAL SHARING                                                 $51,193,301.15

INVESTOR CHARGE OFFS
--------------------

CLASS A INVESTOR CHARGE OFFS                                               $0.00
CLASS B INVESTOR CHARGE OFFS                                               $0.00

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                    $0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                                    $0.00

CASH COLLATERAL ACCOUNT
-----------------------

    Required Cash Collateral Amount                               $52,000,000.00
    Available Cash Collateral Amount                              $52,000,000.00

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Jan-2002                             1995-C                               Page 6


INTEREST RATE CAP PAYMENTS
--------------------------

    Class A Interest Rate Cap Payments                                     $0.00
    Class B Interest Rate Cap Payments                                     $0.00

TOTAL DRAW AMOUNT                                                          $0.00
CASH COLLATERAL ACCOUNT SURPLUS                                            $0.00






                            First USA Bank, National Association
                            as Servicer

                            By:    /s/ Tracie Klein
                                 ----------------------------------
                                 Tracie H. Klein
                                 First Vice President